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                                                                    Exhibit 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Speizman Industries, Inc. (the "Company") for the year ended June 29, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Paul R.M. Demmink, Vice President-Finance, CFO, Secretary and Treasurer (Principal Financial Officer) of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, as of the date hereof, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 Dated: September 27, 2002


                                      By: /s/ Paul R.M. Demmink
                                          --------------------------------------
                                          Paul R.M. Demmink
                                          Vice President-Finance, CFO, Secretary
                                          and Treasurer (Principal Financial
                                          Officer)